UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 2, 2004

KINTERA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-50507	74-2947183
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9605 Scranton Road, Suite 240

San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 795-3000

(Registrant’s telephone number, including area code)

Item 12.  Results of Operations and Financial Condition

The information contained in Item 12 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition”.

On February 3, 2004, Kintera, Inc. issued a press release announcing its earnings for the fourth fiscal quarter and year ended December 31, 2003. The press release, attached hereto as Exhibit 99.1, is being furnished on this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 2, 2004	By:	/s/ James A. Rotherham
James A. Rotherham Chief Financial Officer

Index to Exhibits

Exhibit	Description
99.1	Press release of Kintera, Inc. issued on February 3, 2004.